CONSOLIDATED STATEMENTS OF INCOME (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
CONSOLIDATED STATEMENTS OF INCOME
Net revenues	$ 5,102	$ 4,080
Cost of sales	2,493	1,892
Gross Profit	2,609	2,188
Research and development expenses, net	292	239
Selling and marketing expenses	928	832
General and administrative expenses	312	221
Legal settlements, acquisition, restructuring and other expenses and impairment	149	29
Operating income	928	867
Financial expenses - net	70	38
Income before income taxes	858	829
Provision (benefit) for income taxes	(9)	49
Share in losses of associated companies - net	12	15
Net income	855	765
Net income (loss) attributable to non-controlling interests	(4)	4
Net income attributable to Teva	$ 859	$ 761
Earnings per share attributable to Teva:
Basic	$ 0.98	$ 0.85
Diluted	$ 0.97	$ 0.84
Weighted average number of shares (in millions):
Basic	880	897
Diluted	882	902